UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): February 28, 2005

Commission File Number	Exact names of registrants as specified in their charters, state of incorporation, address of principal executive offices, and telephone number	IRS Employer Identification Number
1-15929 1-8349 1-3382 1-3274	PROGRESS ENERGY, INC.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

FLORIDA PROGRESS CORPORATION
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: Florida

CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.
410 South Wilmington Street
Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111
State of Incorporation: North Carolina

FLORIDA POWER CORPORATION
d/b/a Progress Energy Florida, Inc.
100 Central Avenue
St. Petersburg, Florida 33701-3324
Telephone: (727) 820-5151
	State of Incorporation: Florida	56-2155481 59-2147112 56-0165465 59-0247770

None

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is filed separately by four registrants: Progress Energy, Inc., Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc., Florida Progress Corporation and Florida Power Corporation d/b/a Progress Energy Florida, Inc. Information contained herein relating to any individual registrant is filed by such registrant solely on its own behalf, and is not, and shall not, be deemed to be filed or disclosed by any other registrant.

Section 2 - Financial Information

Item 2.05. Costs Associated with Exit or Disposal Activities.

On February 28, 2005, as part of a previously announced cost management initiative, the executive officers of Progress Energy, Inc. (“Progress Energy” or the “Company”) approved a workforce restructuring. The restructuring will result in a reduction of approximately 450 positions and is expected to be completed in September of 2005. The cost management initiative is designed to permanently reduce by $75-100 million the projected growth in the Company’s annual operation and maintenance expenses by the end of 2007. In addition to the workforce restructuring, the cost management initiative includes a voluntary enhanced retirement program.

In connection with the cost management initiative, the Company expects to incur one-time pre-tax charges of approximately $130 million. Approximately $30 million of that amount relates to payments for severance benefits, and will be recognized in the first quarter of 2005. The remaining approximately $100 million will be recognized in the second quarter of 2005 and relates primarily to post-retirement benefits that will be paid over time to those eligible employees who elect to participate in the voluntary enhanced retirement program. Approximately 3,500 of the Company’s 15,300 employees are eligible to participate in the voluntary enhanced retirement program. The total cost management initiative charges could change significantly depending upon how many eligible employees elect early retirement under the voluntary enhanced retirement program.

This combined report contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The matters discussed throughout this document that are not historical facts are forward-looking and, accordingly, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which such statement is made, and neither Progress Energy, Florida Progress Corporation ("FPC"), Carolina Power & Light Company d/b/a Progress Energy Carolinas, Inc. (“PEC”) nor Florida Power Corporation d/b/a Progress Energy Florida, Inc. (“PEF”) undertakes any obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made.

Examples of factors that you should consider with respect to any forward-looking statements made throughout this document include, but are not limited to, the following: the impact of fluid and complex government laws and regulations, including those relating to the environment; deregulation or restructuring in the electric industry that may result in increased competition and unrecovered (stranded) costs; the ability of the Company to implement its cost management initiatives as planned; the uncertainty regarding the timing, creation and structure of regional transmission organizations; weather conditions that directly influence the demand for electricity; the Company’s ability to recover through the regulatory process, and the timing of such recovery of, the costs associated with the four hurricanes that impacted our service territory in 2004 or other future significant weather events; recurring seasonal fluctuations in demand for electricity; fluctuations in the price of energy commodities and purchased power; economic fluctuations and the corresponding impact on the Company and its subsidiaries’ commercial and industrial customers; the ability of the Company’s subsidiaries to pay upstream dividends or distributions to it; the impact on the facilities and the businesses of the Company from a terrorist attack; the inherent risks associated with the operation of nuclear facilities, including environmental, health, regulatory and financial risks; the ability to successfully access capital markets on favorable terms; the impact on the Company’s financial condition and ability to meet its cash and other financial obligations in the event our credit ratings are downgraded below investment grade; the impact that increases in leverage may have on the Company; the ability of the Company to maintain its current credit ratings; the impact of derivative contracts used in the normal course of business by the Company; investment performance of pension and benefit plans; the Company’s ability to control costs, including pension and benefit expense, and achieve its cost management targets for 2007; the availability and use of Internal Revenue Code Section 29 (Section 29) tax credits by synthetic fuel producers and the Company’s continued ability to use Section 29 tax credits related to its coal and synthetic fuel businesses; the impact to our financial condition and performance in the event it is determined the Company is not entitled to previously taken Section 29 tax credits; the impact of future accounting pronouncements regarding uncertain tax positions; the outcome of PEF’s rate proceeding in 2005 regarding its future base rates; the Company’s ability to manage the risks involved with the operation of its nonregulated plants, including dependence on third parties and related counter-party risks, and a lack of operating history; the Company’s ability to manage the risks associated with its energy marketing operations; the outcome of any ongoing or future litigation or similar disputes and the impact of any such outcome or related settlements; and unanticipated changes in operating expenses and capital expenditures. Many of these risks similarly impact the Company’s subsidiaries.

These and other risk factors are detailed from time to time in the Company’s, FPC's, PEC's and PEF's filings with the United States Securities and Exchange Commission (SEC). Many, but not all, of the factors that may impact actual results are discussed in the “Risk Factors” sections of Progress Energy’s, FPC’s, PEC's and PEF's annual reports on Form 10-K for the year ended December 31, 2003, which were filed with the SEC on March 12, 2004. These reports should be read carefully. All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the control of Progress Energy, FPC, PEC and PEF. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor can it assess the effect of each such factor on Progress Energy, FPC, PEC and PEF.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC.,
CAROLINA POWER & LIGHT COMPANY
d/b/a Progress Energy Carolinas, Inc.,
FLORIDA PROGRESS CORPORATION, and
FLORIDA POWER CORPORATION
d/b/a Progress Energy Florida, Inc.
Registrants

By: /s/ Geoffrey S. Chatas
    Geoffrey S. Chatas
    Executive Vice President and
Chief Financial Officer

Date: March 4, 2005